Exhibit 10.1
AMENDMENT
TO
PROMISSORY NOTE

    This Amendment to Promissory Note, dated July 27, 2011 (this “Amendment”), is entered into by and between Committed Capital Acquisition Corporation (f/k/a Plastron Acquisition Corp. II) (the "Maker") and Broadband Capital Management LLC (the "Payee"), and amends that certain Promissory Note issued on May 27, 2011 (No. A-1) (the “Note”).

For good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.           Section 11 of the Note is hereby deleted in its entirety and replaced with the following:

“Trust Waiver.  Notwithstanding anything herein to the contrary, the Payee hereby waives any and all right, title, interest or claim of any kind ("Claim") in or to any distribution of the trust account in which the proceeds of the initial public offering (the "IPO") conducted by the Maker and the proceeds of the sale of the securities issued in a private placement to be consummated concurrently with the completion of the initial business combination of the Maker, as described in greater detail in the registration statement and prospectus filed with the Securities and Exchange Commission in connection with the IPO, will be deposited, and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the trust account for any reason whatsoever.”

2.           The Note is amended as set forth in this Amendment.  Except only as modified in this Amendment, the Note shall continue in full force and effect.

3.           THIS AMENDMENT, AND THE NOTE AS AMENDED BY THIS AMENDMENT, SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

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In Witness Whereof, the parties hereto have executed this Amendment as of the day and year first above written.

COMMITTED CAPITAL ACQUISITION CORPORATION

By:	/s/ Philip Wagenheim
Name: Philip Wagenheim
Title: Secretary

BROADBAND CAPITAL MANAGEMENT LLC

By:	/s/ Michael Rapp
Name: Michael Rapp
Title: Chairman